UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K
                                 Current Report

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of Earliest event reported): February 10, 2003

                           Commission File No. 0-29935

                             20/20 WEB DESIGN, INC.
             (Exact name of Registrant as specified in its charter)

              Nevada, USA                    33-0677140
              -----------                    ----------
      (State of Incorporation)     (IRS Employer Identification No.)

             20700 Ventura Blvd. Suite 227, Woodland Hills CA 91364
             ------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

Company's  telephone  number,  including  area  code:  (818)  227-9494
                                                       ---------------



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ITEM  5.  Other  Events  and  Regulation  FD  Disclosure.

     The  Company  has changed its name to 20/20 Web Networks, Inc. effective as
of  February 7, 2003.   In addition, the Company has approved a 100-to-1 reverse
stock  split  effective  February  10,  2003.

ITEM  7.  Financial  Statements  and  Exhibits.


     (c)  Exhibits.

     3     Amended  Certificate  of  Incorporation



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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


February 10, 2003                    20/20 NETWORKS, INC.
                                     formerly known as
                                     20/20 WEB DESIGN, INC.


                                     /s/ Charles Smith
                                     -----------------
                                     Charles Smith, CEO




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